TD ASSET MANAGEMENT USA FUNDS INC.

TD Money Market Portfolio
TD U.S. Government Portfolio
TD Municipal Portfolio
TD California Municipal Money Market Portfolio
TD New York Municipal Money Market Portfolio

(together, the “Portfolios” and each, a “Portfolio”)

Supplement dated September 28, 2018
to the Summary Prospectus of each Portfolio, each dated March 5, 2018, and the Prospectus and Statement of Additional Information of each Portfolio, each dated February 28, 2018

On September 26, 2018, the Board of Directors (the “Board”) of TD Asset Management USA Funds Inc. (the “Company”) approved the liquidation of each of the TD Money Market Portfolio, TD U.S. Government Portfolio, TD Municipal Portfolio, TD California Municipal Money Market Portfolio and TD New York Municipal Money Market Portfolio, each a series of the Company, pursuant to the terms of a Plan of Liquidation for each Portfolio. The approval by the Board of the liquidations was based on the recommendation of TDAM USA Inc., the Portfolios’ investment adviser (“TDAM”), which has determined that the Portfolios are no longer viable from a business and economic perspective.

Under its Plan of Liquidation, each Portfolio will be liquidated on or about November 19, 2018 (the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the relevant Portfolio will be converted to cash or cash equivalents, and the Portfolio will cease investing its assets in accordance with its stated investment objective and policies.

On the Liquidation Date, shareholders in the Portfolio as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Portfolio, after the Portfolio has paid or provided for all of its charges, taxes, expenses, and liabilities.

A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to do so. Shareholders remaining in a Portfolio just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Portfolio’s portfolio holdings.

Although the liquidation is not expected to be a taxable event for each Portfolio, for taxable shareholders, the automatic redemption of shares of the Portfolio on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. A Portfolio may also make a distribution of undistributed net income and/or net capital gains prior to the Liquidation Date. Shareholders, including shareholders that own Portfolio shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, should consult their tax advisers regarding the tax treatment of the liquidations.

In connection with its liquidation, effective October 3, 2018, each Portfolio will be closed to new accounts, including through exchanges into the Portfolio from other funds in the Company. Investors may continue to redeem shares of each Portfolio.

TDAM will bear all expenses of the liquidation to the extent such expenses are not part of a Portfolio’s normal and customary fees and operating expenses; however, each Portfolio and its shareholders will bear transaction costs and tax consequences associated with portfolio turnover of the Portfolio in anticipation of the Portfolio’s liquidation.

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